UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                         Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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       Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

                            ALLEGIANT ADVANTAGE FUND

                (Name of Registrant as Specified in Its Charter)

                 -----------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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         and 0-11.

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                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS                             ALLEGIANT FIXED INCOME FUNDS
International Equity Fund                          Bond Fund
Large Cap Core Equity Fund                         Government Mortgage Fund
Large Cap Growth Fund                              Intermediate Bond Fund
Large Cap Value Fund                               Limited Maturity Bond Fund
Mid Cap Growth Fund                                Total Return Advantage Fund
Mid Cap Value Fund                                 Ultra Short Bond Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund          ALLEGIANT TAX FREE BOND FUNDS
Multi-Factor Small Cap Growth Fund                 Intermediate Tax Exempt Bond Fund
Multi-Factor Small Cap Value Fund                  Michigan Intermediate Municipal Bond Fund
S&P 500 Index Fund                                 Ohio Intermediate Tax Exempt Bond Fund
Small Cap Core Fund                                Pennsylvania Intermediate Municipal Bond Fund
Small Cap Growth Fund

ALLEGIANT ASSET ALLOCATION FUNDS                   ALLEGIANT MONEY MARKET FUNDS
Aggressive Allocation Fund                         Government Money Market Fund
Balanced Allocation Fund                           Money Market Fund
Conservative Allocation Fund                       Ohio Municipal Money Market Fund
                                                   Pennsylvania Tax Exempt Money Market Fund
ALLEGIANT ADVANTAGE FUND                           Tax Exempt Money Market Fund
Institutional Money Market Fund                    Treasury Money Market Fund

                  (each a "Fund" and collectively, the "Funds")

              ----------------------------------------------------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 2006

              ----------------------------------------------------

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of each Fund of the Trusts will be held on June 26, 2006 at _:00 _.m., Eastern Time, at the offices of the Trusts' co-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Meeting is being held to consider and vote on the following proposals:


         Proposal 1        To  elect seven (7) existing Trustees and elect three
                           (3) new Trustees.

         Proposal 2        To  authorize  Allegiant  Asset  Management  Company,
                           upon approval of the Board of Trustees, to enter into or amend sub-advisory agreements without shareholder approval. The implementation of this proposal is subject to receipt of an Exemptive Order from the Securities and Exchange Commission ("SEC").

         Proposal 3        To  transact  such  other  business  as may  properly
                           come before the Meeting and any adjournments thereof.

Shareholders of record of each Fund at the close of business on April 24, 2006 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are invited to attend in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or vote via telephone or the Internet by following the instructions on the attached proxy card. If you have any questions before you vote, please contact the Funds by calling Allegiant Funds toll-free at 1-800-622-FUND (3863) or Allegiant Advantage Fund toll-free at 1-800-364-4890.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12 P.M. (EASTERN TIME) ON JUNE 21, 2006.

By Order of the Boards of Trustees

Timothy L. Swanson
President
Allegiant Funds
Allegiant Advantage Fund
May 12, 2006

                                IMPORTANT NOTICE

         At a Special Meeting of each Fund of the Trusts to be held on June 26, 2006, shareholders of record will have the opportunity to vote on the proposals relating to the Funds. We recommend that you read the enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT



Q.       WHY ARE THE FUNDS HOLDING A SPECIAL MEETING?

A. The Boards of Trustees of the Trusts (the "Board") are asking shareholders to (i) elect Trustees to the Board ("Proposal 1") and (ii) authorize Allegiant Asset Management Company, upon approval of the Board, to enter into or amend sub-advisory agreements without shareholder approval ("Proposal 2"). The implementation of Proposal 2 is subject to receipt of an Exemptive Order from the SEC.

QUESTIONS AND ANSWERS RELATED TO PROPOSAL 1

Q.       WHO ARE THE NOMINEES TO THE BOARD?

A. There are ten (10) nominees, seven of whom currently serve as Trustees. Information on each of the nominees is provided in the Proxy Statement.

Q.       WHO WILL LEAD THE BOARD?

A. Robert D. Neary, who has served as the Chairman of the Board since 1996, will continue in such capacity. Mr. Neary is not an "interested person" of the Trusts as defined in the Investment Company Act of 1940, as amended ("Independent Trustee").

Q. WHY IS THE BOARD RECOMMENDING THAT SHAREHOLDERS APPROVE THE ELECTION OF THE TRUSTEES?

A. Each Trust's Declaration of Trust does not require the annual election of Trustees. However, pursuant to Section 16 of the Investment Company Act of 1940, as amended, each Trust is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by the shareholders. In connection with the foregoing, the Board considered the qualifications of each of the nominees and determined that the nominees would expand the breadth and depth of the Board by virtue of their varied backgrounds and qualifications.

Q.       HOW WILL THE ELECTION OF THE NOMINEES AFFECT MANAGEMENT OF THE FUNDS?

A. Although, if elected, your Board will have new Trustees, the investment adviser to the Funds, Allegiant Asset Management Company ("Adviser"), will not change. The proposal is not intended to impact the investment policies, strategies and risks of any of the Funds, and the composition of the Funds' portfolios should not change as a result of the election of Trustees.

Q.       HOW WILL THE ELECTION OF THE NOMINEES AFFECT THE EXPENSES OF THE FUNDS?

A. There will be no increase in the expenses of the Funds as a result of the election of the new Board. Information regarding the Trustees' fees is provided in the Proxy Statement under the heading "Trustee Compensation."

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including a majority of the Independent Trustees, unanimously recommends that you vote FOR Proposal 1.

QUESTIONS AND ANSWERS RELATED TO PROPOSAL 2

Q. WHY DOES THE BOARD ENDORSE HAVING THE ABILITY TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL?

A. The Board believes the proposal will benefit shareholders by allowing the Adviser, with Board approval, to access broader money management expertise and hire or replace sub-advisers without the delay and expense of a shareholder meeting. This is especially true in today's rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed. Mutual funds that operate in this structure are commonly referred to as "manager of managers" funds. The Funds are in the process of seeking a SEC Exemptive Order that will permit the Adviser to operate the Funds as manager of managers funds as long as (i) shareholder approval is first obtained of the manager of managers structure, (ii) the Board approves each sub-adviser or sub-advisory agreement change and (iii) certain information is provided to shareholders within 90 days of any change being made.

Q. DOES THE ADVISER INTEND TO RECOMMEND THAT ANY OF THE FUNDS HIRE OR CHANGE A SUB-ADVISER?

A. No. As of the date of this proxy statement, the Board does not expect to consider any new sub-advisers for the Funds. However, if Proposal 2 is approved, new sub-advisers could be hired without the expense of a shareholder meeting.

Q.       WILL THE ADVISORY FEES AND EXPENSES WITH RESPECT TO THE FUNDS INCREASE?

A. No, the advisory fees will not change. Each sub-adviser will be paid a portion of the advisory fee currently paid to the Adviser as described in the advisory agreement between the Adviser and each Fund.

Q.       WILL  I  BE  NOTIFIED   OF  ANY   CHANGES  TO  A  FUND'S   SUB-ADVISORY
         ARRANGEMENTS?

A. Yes. Within 90 days of a change to a Fund's sub-advisory arrangements, you will be provided with a written notice that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q.       WHY IS A SHAREHOLDER VOTE NECESSARY?

A. As a condition to the Trusts' request for a SEC Exemptive Order, the operation of the manager of managers structure must first be approved by a majority of the outstanding voting securities of the Funds, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), before implementation.

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including a majority of the Independent Trustees, unanimously recommends that you vote FOR Proposal 2.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. We encourage all shareholders to participate in the governance of the Funds. Approval of Proposal 1 requires the affirmative vote of a plurality of the aggregate outstanding shares of each Trust present in person or by proxy. Shareholders of each Fund will vote separately on Proposal 2. Approval of Proposal 2 requires the affirmative vote of a majority of all votes attributable to the voting securities of all shareholders of each Fund on the Record Date, which is defined in the 1940 Act to mean the vote of (i) 67 percent or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares of the Fund, whichever is less.

         In addition, your immediate response on the enclosed proxy will help save the costs of any further solicitations.

Q.       HOW DO I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and Internet voting. If you need assistance, or have any questions regarding the proxy or how to vote your shares, please call Allegiant Funds at 1-800-622-FUND (3863) or Allegiant Advantage Fund at 1-800-364-4890.

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS                                ALLEGIANT FIXED INCOME FUNDS
International Equity Fund                             Bond Fund
Large Cap Core Equity Fund                            Government Mortgage Fund
Large Cap Growth Fund                                 Intermediate Bond Fund
Large Cap Value Fund                                  Limited Maturity Bond Fund
Mid Cap Growth Fund                                   Total Return Advantage Fund
Mid Cap Value Fund                                    Ultra Short Bond Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund             ALLEGIANT TAX FREE BOND FUNDS
Multi-Factor Small Cap Growth Fund                    Intermediate Tax Exempt Bond Fund
Multi-Factor Small Cap Value Fund                     Michigan Intermediate Municipal Bond Fund
S&P 500 Index Fund                                    Ohio Intermediate Tax Exempt Bond Fund
Small Cap Core Fund                                   Pennsylvania Intermediate Municipal Bond Fund
Small Cap Growth Fund

ALLEGIANT ASSET ALLOCATION FUNDS                      ALLEGIANT MONEY MARKET FUNDS
Aggressive Allocation Fund                            Government Money Market Fund
Balanced Allocation Fund                              Money Market Fund
Conservative Allocation Fund                          Ohio Municipal Money Market Fund
                                                      Pennsylvania Tax Exempt Money Market Fund
ALLEGIANT ADVANTAGE FUND                              Tax Exempt Money Market Fund
Institutional Money Market Fund                       Treasury Money Market Fund

                 (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT

        JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2006

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts (the "Board") for use at the Joint Special Meeting of Shareholders of each Fund of the Trusts (the "Meeting") to be held on June 26, 2006 at _:00 _.m. Eastern Time at the offices of the Trusts' co-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy were mailed to shareholders on or about May 12, 2006. The close of business on April 24, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held on the Record Date. The table below shows the net asset value and total outstanding shares of each Fund as of the Record Date:

                                                                TOTAL NUMBER OF
FUND                                       NET ASSET VALUE    SHARES OUTSTANDING
----                                       ---------------    ------------------
ALLEGIANT FUNDS
International Equity Fund
     Class A Shares                            14.75                 983,126.353
     Class B Shares                            14.38                  87,798.381
     Class C Shares                            14.34                  73,183.401
     Class I Shares                            14.89              18,336,344.540
     Class R Shares                            --                          0.000
   Large Cap Core Equity Fund
     Class A Shares                            12.66                 487,666.983
     Class B Shares                            12.17                 271,749.392
     Class C Shares                            12.16                  36,045.497
     Class I Shares                            12.80              18,375,922.447
     Class R Shares                            --                          0.000
   Large Cap Growth Fund
     Class A Shares                            20.18               6,202,401.301
     Class B Shares                            19.23                 459,768.908
     Class C Shares                            19.25                  44,207.484
     Class I Shares                            20.47              23,489,674.293
     Class R Shares                            --                          0.000
   Large Cap Value Fund
     Class A Shares                            19.25               2,899,492.278
     Class B Shares                            19.15                 475,069.228
     Class C Shares                            19.07                  31,991.361
     Class I Shares                            19.30              31,027,439.612
     Class R Shares                            --                          0.000
   Mid Cap Growth Fund
     Class A Shares                             7.90               2,324,071.737
     Class B Shares                             6.41                 212,863.618
     Class C Shares                             6.50                  22,764.458
     Class I Shares                             8.27               1,928,100.289
   Mid Cap Value Fund
     Class A Shares                            13.82                 733,813.563
     Class B Shares                            13.61                 350,357.612
     Class C Shares                            13.68                 127,604.079
     Class I Shares                            13.97               6,603,903.287
     Class R Shares                            13.81                     398.610
   Multi-Factor Small Cap Core Fund
     Class A Shares                            11.71                   8,509.372
     Class C Shares                            11.72                       1.000
     Class I Shares                            11.72                 591,277.105
  Multi-Factor Small Cap Focused Value Fund
     Class A Shares                            11.25                   1,623.074
     Class C Shares                            11.32                       1.000
     Class I Shares                            11.27                 546,567.752

                                                                TOTAL NUMBER OF
FUND                                       NET ASSET VALUE    SHARES OUTSTANDING
----                                       ---------------    ------------------
     Multi-Factor Small Cap Growth Fund
     Class A Shares                            11.49                   1,866.343
     Class C Shares                            11.57                       1.000
     Class I Shares                            11.50                 520,699.990
  Multi-Factor Small Cap Value Fund
     Class A Shares                            21.05              10,057,275.488
     Class B Shares                            19.93                 889,181.660
     Class C Shares                            19.88               1,065,487.026
     Class I Shares                            22.15              30,675,981.054
   S&P 500 Index Fund
     Class A Shares                            11.18               2,319,912.388
     Class B Shares                            11.10                 393,730.648
     Class C Shares                            11.13                 151,454.841
     Class I Shares                            11.20              15,898,125.913
     Class R Shares                            11.16                  66,611.755
   Small Cap Core Fund
     Class A Shares                            13.10                 283,953.779
     Class B Shares                            12.93                  36,032.906
     Class C Shares                            12.95                  74,372.043
     Class I Shares                            13.18              17,360,064.503
   Small Cap Growth Fund
     Class A Shares                            10.29               1,849,267.961
     Class B Shares                             9.71                 184,588.041
     Class C Shares                             9.73                  21,709.367
     Class I Shares                            10.52               2,156,024.340
     Class R Shares                            --                          0.000
   Aggressive Allocation Fund
     Class A Shares                            10.69                 131,001.189
     Class B Shares                            10.47                 147,550.287
     Class C Shares                            10.50                  95,666.699
     Class I Shares                            10.74                 627,441.412
   Balanced Allocation Fund
     Class A Shares                            10.91               1,346,885.402
     Class B Shares                            10.92                 545,814.590
     Class C Shares                            10.86                 121,516.881
     Class I Shares                            10.89              11,823,421.638
  Conservative Allocation Fund
     Class A Shares                            10.54                  69,627.181
     Class B Shares                            10.49                  99,588.594
     Class C Shares                            10.50                  58,296.713
     Class I Shares                            10.55                 712,463.391
   Bond Fund
     Class A Shares                             9.81                 784,731.677
     Class B Shares                             9.80                  75,872.181
     Class C Shares                             9.79                  18,945.105
     Class I Shares                             9.79              37,180,718.694

                                                                TOTAL NUMBER OF
FUND                                       NET ASSET VALUE    SHARES OUTSTANDING
----                                       ---------------    ------------------
   Government Mortgage Fund
     Class A Shares                             8.98               1,855,497.656
     Class B Shares                             8.95                 415,468.668
     Class C Shares                             8.96                 228,121.211
     Class I Shares                             8.98              27,315,403.043
     Class R Shares                             --                         0.000
   Intermediate Bond Fund
     Class A Shares                            10.42               1,056,459.246
     Class B Shares                            10.42                 494,069.471
     Class C Shares                            10.44                  44,417.796
     Class I Shares                            10.40              39,228,139.150
   Limited Maturity Bond Fund
     Class A Shares                             9.75                 496,636.406
     Class B Shares                             9.75                  90,466.468
     Class C Shares                             9.74                  54,921.521
     Class I Shares                             9.72              18,143,468.314
     Class R Shares                             --                         0.000
   Total Return Advantage Fund
     Class A Shares                             9.94                 554,837.205
     Class B Shares                             9.97                 116,041.921
     Class C Shares                             9.96                  22,253.526
     Class I Shares                             9.94              33,048,621.430
     Class R Shares                             --                         0.000
   Ultra Short Bond Fund
     Class A Shares                             9.83                 157,696.120
     Class I Shares                             9.84              10,754,178.596
   Intermediate Tax Exempt Bond Fund
     Class A Shares                             9.92                 607,443.793
     Class B Shares                             9.89                  44,530.709
     Class C Shares                             9.89                   3,970.927
     Class I Shares                             9.90              11,723,873.366
   Michigan Intermediate Municipal Bond Fund
     Class A Shares                            10.37               1,803,394.132
     Class B Shares                            10.39                  72,994.233
     Class C Shares                            10.40                  16,450.337
     Class I Shares                            10.38               6,202,185.717
   Ohio Intermediate Tax Exempt Bond Fund
     Class A Shares                            10.90               1,080,299.415
     Class B Shares                            10.88                  89,708.643
     Class C Shares                            10.88                  59,055.687
     Class I Shares                            10.94              12,971,130.361
   Pennsylvania Intermediate Municipal Bond Fund
     Class A Shares                            10.30                 159,709.399
     Class C Shares                            10.29                  75,769.242
     Class I Shares                            10.28               4,320,397.389
   Government Money Market Fund
     Class A Shares                             1.00             367,481,907.735
     Class I Shares                             1.00             516,684,450.964

                                                                TOTAL NUMBER OF
FUND                                       NET ASSET VALUE    SHARES OUTSTANDING
----                                       ---------------    ------------------
   Money Market Fund
     Class A Shares                             1.00             821,313,686.814
     Class B Shares                             1.00                 903,610.551
     Class C Shares                             1.00                 116,622.315
     Class I Shares                             1.00           2,095,905,051.340
   Ohio Municipal Money Market Fund
     Class A Shares                             1.00              76,531,963.710
     Class I Shares                             1.00             322,972,508.320
   Pennsylvania Tax Exempt Money Market Fund
     Class A Shares                             1.00              39,650,457.900
     Class I Shares                             1.00              88,381,798.390
   Tax Exempt Money Market Fund
     Class A Shares                             1.00             202,564,046.930
     Class I Shares                             1.00             374,706,686.840
   Treasury Money Market Fund
     Class A Shares                             1.00              10,041,798.990
     Class I Shares                             1.00             177,819,464.429
ALLEGIANT ADVANTAGE FUND
   Institutional Money Market Fund
     Advisor Shares                             1.00                      10.000
     Institutional Shares                       1.00           1,355,782,905.220

         All proxies solicited by the Board that are properly executed and received by the Trusts' Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders' instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the respective Trust of revocation in writing, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting. If no instruction is given on a signed and returned proxy, it will be voted "FOR" each proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

         The presence in person or by proxy of shareholders of each Trust holding a majority of the total number of votes eligible to be cast by all shareholders of each Trust as of the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

         The Board is seeking (i) approval of the re-election of seven (7) existing Trustees and the election of three (3) new Trustees ("Proposal 1") and
(ii) authorization for Allegiant Asset Management Company (the "Adviser"), upon approval of the Board, to enter into or amend sub-advisory agreements without shareholder approval ("Proposal 2"). The implementation of Proposal 2 is subject to receipt of an Exemptive Order from the Securities and Exchange Commission ("SEC"). If sufficient votes in favor of each Proposal are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. Any adjournment will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. Broker non-votes and abstentions will not be voted on a motion to adjourn the Meeting. [The Adviser pays the costs of any additional solicitation and of any adjourned session.] Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

         The approval of Proposal 1 requires the affirmative vote of a plurality of the aggregate outstanding shares of each Trust present in person or by proxy. The approval of Proposal 2 requires the affirmative vote of a majority of the votes cast of each Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act") to mean the vote of (i) 67 percent or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares of the Fund, whichever is less.

         The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

         YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF EACH TRUST'S ANNUAL REPORT DATED MAY 31, 2005 OR SEMI-ANNUAL REPORT DATED NOVEMBER 30, 2005 BY WRITING TO ALLEGIANT FUNDS AT P.O. BOX 8421, BOSTON, MA 02266-8421 OR BY CALLING TOLL-FREE 1-800-622-FUND (3863) AND BY WRITING TO ALLEGIANT ADVANTAGE FUND AT P.O. BOX 8163, BOSTON, MA 02266-8163 OR BY CALLING TOLL-FREE 1-800-364-4890. THESE REPORTS HAVE BEEN PREVIOUSLY MAILED TO SHAREHOLDERS.


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                                   PROPOSAL 1

                 RE-ELECTION OF SEVEN (7) EXISTING TRUSTEES AND
                       ELECTION OF THREE (3) NEW TRUSTEES
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         The ten (10) persons shown below have been nominated to the Board of Trustees of each Trust. The persons named as proxies will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy. The nominees, if elected, will take office on June 26, 2006. All of the nominees listed below have consented to serve as Trustees, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. Each of the nominees was approved by the Nominating Committee of the Board. The following nominees are currently serving as Trustees of the Trusts: John G. Breen, John F. Durkott, Richard W. Furst, Gerald L. Gherlein, Dale C. LaPorte, Robert D. Neary and Kathleen A. Obert. Timothy L. Swanson, Kelley J. Brennan and Dorothy A. Berry do not currently serve on the Board of Trustees. Mr. Swanson currently serves as the President, Chief Executive Officer and Chief Legal Officer of the Trusts.

         The names and ages of the Trustee nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Except for Mr. Swanson, no Trustee nominee is expected to serve as an officer of either Trust. Unless otherwise indicated, the address of each Trustee nominee for purposes of business relating to either Trust is Allegiant Funds/Allegiant Advantage Fund, c/o National City Bank, Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, Ohio 44114, Attention: John Kernan.

                                    NOMINEES

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                 LENGTH                                  IN FUND
                                                 OF TIME                                 COMPLEX(2)
                               POSITION(S)       SERVED        PRINCIPAL OCCUPATION(S)     TO BE                OTHER
                               HELD WITH           IN           DURING THE PAST FIVE      OVERSEEN          DIRECTORSHIPS
       NAME AND AGE            THE TRUSTS      POSITION(1)           YEARS               BY NOMINEE      HELD BY NOMINEE(3)
       ------------            ----------      -----------    -----------------------    ----------      ------------------
INTERESTED TRUSTEE
NOMINEES
John G. Breen(4)                Trustee      Since August   Retired; Chairman and CEO,        33        Director, Goodyear
Age:  71                                         2002       The Sherwin Williams Co.,                   Tire & Rubber Co.;
                                                            (manufacture, distribution                  Director, The Stanley
                                                            and sale of coatings)                       Works.
                                                            until May 2000.

Timothy L. Swanson(4)       President, Chief    Trustee     Executive Vice President and      33        None
Age: 38                     Executive Officer   Nominee;    Chief Investment Officer,
                             and Chief Legal    Officer     National City Corporation (bank
                                Officer          since      holding company), since February
                                                February    2003; Managing Director and
                                                  2006      Head of Equity Management,
                                                            Evergreen Private Asset
                                                            Management, since January,
                                                            2002; Senior Vice President
                                                            and Head of Equity
                                                            Securities, Wachovia Asset
                                                            Management, since September
                                                            1999.
INDEPENDENT TRUSTEE
NOMINEES
Robert D. Neary             Chairman of the      Since     Retired; Co-Chairman of            33        Director, Strategic
Age:  72                       Board and     February 1996 Ernst & Young, April 1984                    Distribution, Inc.,
                                Trustee                    to September 1993.                           since January 1999;
                                                                                                        Director, Commercial
                                                                                                        Metals Company, since
                                                                                                        March 2001.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                 LENGTH                                  IN FUND
                                                 OF TIME                                 COMPLEX(2)
                               POSITION(S)       SERVED        PRINCIPAL OCCUPATION(S)     TO BE                OTHER
                               HELD WITH           IN           DURING THE PAST FIVE      OVERSEEN          DIRECTORSHIPS
       NAME AND AGE            THE TRUSTS      POSITION(1)           YEARS               BY NOMINEE      HELD BY NOMINEE(3)
       ------------            ----------      -----------    -----------------------    ----------      ------------------
John F. Durkott                 Trustee          Since     President and Chief                33        None
Age:  61                                       November    Executive Officer, Kittle's
                                                 1993      Home Furnishings Center, Inc.,
                                                           since January 2002;
                                                           President and Chief
                                                           Operating Officer, Kittle's
                                                           Home Furnishings Center,
                                                           Inc., from January 1982
                                                           through January 2002;
                                                           Partner, Kittle's
                                                           Bloomington Properties LLC,
                                                           from January 1981 through
                                                           2003; Partner, KK&D LLC,
                                                           from January 1989 through
                                                           2003; Partner, KK&D II LLC,
                                                           from February 1998 through
                                                           2003 (affiliated real estate
                                                           companies of Kittle's Home
                                                           Furnishings Center, Inc.).

Richard W. Furst                Trustee       Since June   Dean Emeritus, Gatton              33        None
Age:  67                                         1990      College of Business and
                                                           Economics, University of
                                                           Kentucky, since June 2003;
                                                           Garvice D. Kincaid Professor
                                                           of Finance, since 1981;
                                                           Dean, Gatton College of
                                                           Business and Economics,
                                                           University of Kentucky, 1981
                                                           to June 2003.

Gerald L. Gherlein              Trustee          Since     Retired; Executive                 33        None
Age:  68                                         July      Vice-President and General
                                                 1997      Counsel, Eaton Corporation
                                                           (global manufacturing),
                                                           1991 to March 2000.

Dale C. LaPorte                 Trustee       Since April  Senior Vice President and          33        None
Age:  64                                         2005      General Counsel, Invacare
                                                           Corporation (manufacturer of
                                                           health care products), since
                                                           December 2005; Partner,
                                                           Calfee, Halter & Griswold
                                                           LLP (law firm), 1974-2005;
                                                           Chairman of Executive
                                                           Committee of Calfee, Halter
                                                           & Griswold LLP, January 2000
                                                           through December 2004.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                 LENGTH                                  IN FUND
                                                 OF TIME                                 COMPLEX(2)
                               POSITION(S)       SERVED        PRINCIPAL OCCUPATION(S)     TO BE                OTHER
                               HELD WITH           IN           DURING THE PAST FIVE      OVERSEEN          DIRECTORSHIPS
       NAME AND AGE            THE TRUSTS      POSITION(1)           YEARS               BY NOMINEE      HELD BY NOMINEE(3)
       ------------            ----------      -----------    -----------------------    ----------      ------------------
Kathleen A. Obert               Trustee      Since August  Chairman and CEO, Edward           33        None
Age:  47                                         2002      Howard & Co. (public
                                                           relations agency), since
                                                           2001; CEO, Edward Howard &
                                                           Co., 2000-2001
Kelley J. Brennan                 N/A           Trustee    Retired; Partner,                  33        None
Age:  63                                        Nominee    PricewaterhouseCoopers LLP,
                                                           October  1981 to June 2002.

Dorothy A. Berry                  N/A           Trustee    President, Talon                   33        Chairman and Director,
Age:  62                                        Nominee    Industries, Inc                              Professionally Managed
                                                           (administrative, management                  Portfolios, since May
                                                           and business consulting),                    1991
                                                           since 1986.

(1) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his election or appointment and until his successor has been elected and qualified.

(2) The number of portfolios overseen by the Trustees includes 32 Funds of Allegiant Funds and 1 Fund of Allegiant Advantage Fund that were offered for sale as of the Record Date. The Trustees have authorized additional portfolios that have not yet been made available to investors.

(3) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

(4) Mr. Breen is considered to be an "interested person" of the Trusts as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Swanson is considered to be an "interested person" of the Trust because he
    (1) is an Executive Vice President and Chief  Investment  Officer of NCC and
    (2) owns shares of common stock and options to purchase common stock of NCC.

         Each Trust's Declaration of Trust does not require the annual election of Trustees. However, in accordance with the 1940 Act, each Trust is required to hold a shareholders' meeting for the election of Trustees if, after filling a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by the shareholders.

BOARD OF TRUSTEES AND COMMITTEES

         The Board has established two committees, i.e., the Audit Committee and the Nominating Committee. The functions performed by each of these committees are described below. Each Trustee attended 75% or more of the respective meetings of the full Board and of any committee of which he or she was a member that were held during the fiscal year ended May 31, 2005. The full Board met seven times during the fiscal year ended May 31, 2005.

         The Audit Committee consists of all Independent Trustees. The Audit Committee generally oversees each Trust's accounting and financial reporting process. The Audit Committee operates pursuant to its adopted Audit Committee Charter. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of each Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of each Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of each Trust's financial statements. Mr. Furst currently serves as the Chairman of the Audit Committee. The Audit Committee held three formal meetings during the fiscal year ended May 31, 2005.

         The Nominating Committee consists of all Independent Trustees. The Nominating Committee operates pursuant to its adopted charter, a copy of which is attached as Exhibit A to this Proxy Statement. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trusts to fill any vacancies on the Board. The Nominating Committee held one formal meeting during the fiscal year ended May 31, 2005. The Nominating Committee's procedures provide that each Trust's shareholders can submit nominees for consideration for Board vacancies by sending the nomination to the Trusts' Secretary, who will submit all nominations to the Nominating Committee.

         The Trusts do not have standing Compensation Committees. Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable.

TRUSTEE COMPENSATION

         For their services as Trustees of the Trusts, each Trustee receives an annual fee of $40,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Board. The Trusts generally hold concurrent Board meetings. The Chairman of the Board receives an additional $25,000 per year and the Chairman of the Audit Committee receives an additional $6,000 per year for their services in these capacities. Prior to January 1, 2006, each Trustee received an annual fee of $25,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Board. The Chairman of the Board received an additional $21,000 per year and the Chairman of the Audit Committee received an additional $4,000 per year for their services in these capacities.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with the Trusts' Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more Funds of the Trusts and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trusts to retain any Trustee or pay any particular level of compensation.

         The table below summarizes, for each nominee entitled to receive compensation from the Trusts, the compensation earned from the Trusts for the fiscal year ended May 31, 2005.

                                                    Aggregate       Pension or Retirement     Estimated
                                Aggregate       Compensation from    Benefits Accrued as        Annual
Name of                     Compensation from       Allegiant        Part of the Trusts'    Benefits Upon  Total Compensation
Person, Position             Allegiant Funds+     Advantage Fund          Expenses            Retirement    from the Trusts
----------------            -----------------     --------------     --------------------   -------------  ------------------
INDEPENDENT TRUSTEE
NOMINEES

Robert D. Neary, Chairman
and Trustee                      $90,201              $1,799                  $0                  $0            $92,000

John F. Durkott, Trustee         $56,400              $1,100                  $0                  $0            $57,500

Richard W. Furst, Trustee        $58,317              $1,183                  $0                  $0            $59,500

Gerald L. Gherlein, Trustee      $57,400              $1,100                  $0                  $0            $58,500

Dale C. LaPorte, Trustee         $10,696               $554                   $0                  $0            $11,250

Kathleen A. Obert, Trustee       $57,400              $1,100                  $0                  $0            $58,500

INTERESTED TRUSTEE
NOMINEES

John G. Breen, Trustee           $56,400              $1,100                  $0                  $0            $57,500

+ Includes deferred compensation in the amount of $33,000 accrued during the fiscal year ended May 31, 2005 for Gerald L. Gherlein pursuant to the Plan.

TRUSTEE/NOMINEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each nominee in the Funds as of December 31, 2005.

INDEPENDENT TRUSTEE NOMINEES

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN THE FUNDS OF
                                                         DOLLAR RANGE OF                 THE TRUSTS OVERSEEN BY THE
NAME OF NOMINEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)              TRUSTEE/NOMINEE
--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT D. NEARY
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Municipal Money Market Fund
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN F. DURKOTT
--------------------------------------------- -------------------------------------- ------------------------------------
  International Equity Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Growth Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Value Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Growth Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Value Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Small Cap Growth Fund
--------------------------------------------- -------------------------------------- ------------------------------------

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN THE FUNDS OF
                                                         DOLLAR RANGE OF                 THE TRUSTS OVERSEEN BY THE
NAME OF NOMINEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)              TRUSTEE/NOMINEE
--------------------------------------------- -------------------------------------- ------------------------------------
  Small Cap Value Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Government Mortgage Fund
--------------------------------------------- -------------------------------------- ------------------------------------
RICHARD W. FURST
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   Mid Cap Value Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   Total Return Advantage Fund
--------------------------------------------- -------------------------------------- ------------------------------------
GERALD L. GHERLEIN
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Growth Fund
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund
--------------------------------------------- -------------------------------------- ------------------------------------
DALE C. LAPORTE
--------------------------------------------- -------------------------------------- ------------------------------------
   Money Market Fund
--------------------------------------------- -------------------------------------- ------------------------------------
KATHLEEN A. OBERT
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Core Equity Fund
--------------------------------------------- -------------------------------------- ------------------------------------
  Ohio Intermediate Tax Exempt Bond
  Fund
--------------------------------------------- -------------------------------------- ------------------------------------
KELLEY J. BRENNAN                                                                               NONE
--------------------------------------------- -------------------------------------- ------------------------------------
DOROTHY A. BERRY                                                                                NONE
--------------------------------------------- -------------------------------------- ------------------------------------

INTERESTED TRUSTEE NOMINEES

--------------------------------------------- -------------------------------------- ------------------------------------


                                                         DOLLAR RANGE OF                  AGGREGATE DOLLAR RANGE OF
NAME OF NOMINEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)          EQUITY SECURITIES OWNED
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN G. BREEN
--------------------------------------------- -------------------------------------- ------------------------------------
    Money Market Fund
--------------------------------------------- -------------------------------------- ------------------------------------
TIMOTHY L. SWANSON                                                                              $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
    S&P 500 Index Fund                                   $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------

-------------------
1 Includes the value of shares beneficially owned by each nominee in each Fund as of December 31, 2005.

         As of December 31, 2005, the nominees and officers as a group owned beneficially ____% of Class I Shares of the Ohio Intermediate Tax Exempt Bond Fund. Otherwise, the nominees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares of all of the Funds of the Trusts in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEE NOMINEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $6 million line of credit open with NCB - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2004 through December 31, 2005 was not greater than $____________. The balance outstanding as of December 31, 2005 was $__________. Interest is charged at a fluctuating rate equal to NCB's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Ms. Obert serves as Chairman and Chief Executive Officer of Edward Howard & Co. ("EH&C"). EH&C undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2004 through December 31, 2004, EH&C earned approximately $60,000 in fees for these services. From January 1, 2005 through December 31, 2005, EH&C earned approximately $_________ in fees for these services. EH&C expects to be engaged for similar projects by NCB from time to time at comparable fee levels.

         Mr. LaPorte serves as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare"). Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is National City Bank ("NCB") and its subsidiary, National City Bank, Canada Branch ("NCB Canada"), which is under common control with the Adviser. The combined NCB and NCB Canada obligation as part of the syndicate is limited to 15% of the total value of the line of credit, or US $60 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2004 to December 31, 2005, based on month end balances, was $____________. The NCB portion of the balance outstanding as of December 31, 2005 was $____________. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2004 through December 31, 2004, NCB earned approximately $210,000 in fees for these services, which represented approximately 0.0023% of NCB's revenues for the period. From January 1, 2005 through December 31, 2005, NCB earned approximately $__________ in fees for these services, which represented approximately 0.00__% of NCB's revenues for the period. From June 1, 2003 to December 30, 2005, Mr. LaPorte was a Partner at Calfee, Halter & Griswold LLP. Calfee, Halter & Griswold LLP has periodically represented National City Bank and other affiliates of National City Corporation, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2004 and 2005.

OFFICERS OF THE TRUSTS

         Officers hold office until they resign or their successors have been elected and qualified. Except for Mr. Swanson (President of the Trusts), information about the current officers, their age and principal occupations during the past five years, is set below. Information for Mr. Swanson appears in the table that begins on page _ of this Proxy Statement. The officers of the Trusts do not receive any compensation from the Funds for their services.

     NAME, ADDRESS             POSITION HELD           TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
          AND                     WITH                  LENGTH OF TIME                   DURING THE
          AGE                    THE TRUST                  SERVED                     PAST FIVE YEARS
----------------------        ----------------         -------------------         ----------------------

Kathleen T. Barr(1)      Senior Vice President,             Since           Senior Vice President (formerly Vice
200 Public Square        Chief Administrative           February 2003       President), National City Bank and
5th Floor                Officer and Chief                                  Managing Director, Allegiant Asset
Cleveland, OH  44114     Compliance Officer                                 Management Group (formerly Armada
Age:  51                                                                    Funds Group), since June 1999;
                                                                            Managing Director, Allegiant Asset
                                                                            Management Company (formerly,
                                                                            National City Investment Management
                                                                            Company), since May 1996.

Audrey C. Talley         Secretary                   Since February 2005    Partner, Drinker Biddle & Reath
One Logan Square                                                            LLP(2), Philadelphia, Pennsylvania
18th and Cherry Streets                                                     (law firm).
Philadelphia, PA
19103-6996
Age:  52

Patrick Glazar           Treasurer                          Since           Assistant Vice President and
103 Bellevue Parkway                                    February 2006       Director, Accounting and
Wilmington, DE 19809                                                        Administration, PFPC Inc., since
Age:  38                                                                    September 2002; Senior Manager, PFPC
                                                                            Inc., 1994 to 2002.

John Kernan              Assistant Treasurer                Since           Vice President, National City Bank
200 Public Square                                       February 2005       and Managing Director of Fund
5th Floor                                                                   Administration, Allegiant Asset
Cleveland, OH  44114                                                        Management Group, since July 2004;
Age:  40                                                                    Senior Director of Fund
                                                                            Administration, State Street Bank and
                                                                            Trust Company, 1998 to 2004.

(1) Ms. Barr previously served as Assistant Treasurer and Chief Compliance Officer of the Trusts from August 2002 until February 2003.

(2) Drinker Biddle & Reath LLP serves as counsel to the Trusts.

BOARD CONSIDERATIONS

         In selecting the nominees who will serve as new Independent Trustees, the Nominating Committee reviewed the backgrounds and qualifications of several candidates and ultimately selected Kelley J. Brennan and Dorothy A. Berry. In reaching their determinations, the Nominating Committee carefully evaluated the qualifications of various candidates and their independence from the Adviser and other principal service providers. The Nominating Committee believes that the Independent Trustee nominees are independent in terms of both the letter and the spirit of the 1940 Act. The Nominating Committee also considered the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the Adviser or other service providers). The Nominating Committee, with the subsequent concurrence of the entire Board, concluded that these nominees possessed excellent qualifications and their skills would add dimension to the current Board composition. The Nominating Committee also concluded that these nominees would ably represent the shareholders' interests and determined that both of the nominees should be recommended for election by shareholders of the Funds, together with Mr. Swanson.

         In determining to recommend the current Trustees as nominees to the Board, the Board considered the nominees' business experience, the varied backgrounds and qualifications of each of the nominees, as well as their prior experience serving on the Board. As a result, the Board concluded to recommend the election of each of the current Trustees.

REQUIRED VOTE

         Approval of Proposal 1 requires the affirmative vote of a plurality of the aggregate outstanding shares of each Trust present in person or by proxy.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE.


--------------------------------------------------------------------------------

                                   PROPOSAL 2

     AUTHORIZE THE ADVISER, UPON APPROVAL OF THE BOARD, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL. THE IMPLEMENTATION OF PROPOSAL 2 IS SUBJECT TO RECEIPT OF AN EXEMPTIVE ORDER FROM THE SEC.

--------------------------------------------------------------------------------


            This proposal would give the Funds the authority, with approval of the Board, to hire, fire and change sub-advisers and amend sub-advisory agreements without shareholder approval. The implementation of this proposal is subject to receipt of a SEC Exemptive Order. A fund operating under this structure is sometimes referred to as a "manager-of-managers" fund. The Adviser does not have any current intentions to engage a sub-adviser for any of the Funds that do not currently utilize a sub-adviser.

BACKGROUND

            Federal securities laws generally require that shareholders approve agreements with a Fund's investment adviser, as well as with any investment sub-advisers. Shareholder action also is required if the terms of existing advisory agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the advisory or sub-advisory contract. To obtain shareholder approval, a Fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding hiring, firing or retaining sub-advisers. The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes and will enable the Board to make more timely changes it deems appropriate with respect to the day-to-day portfolio management of a Fund's assets.

            The Adviser currently serves as the investment adviser for each Fund of the Trusts. For all of these Funds, except the Allegiant International Equity Fund (the "International Fund"), the Adviser makes the day-to-day investment decisions. In regards to the International Fund, Polaris Capital Management, Inc. ("Polaris") serves as the investment sub-adviser to a portion of the International Fund's assets that the Adviser has allocated to a value strategy and the Adviser serves as adviser to the portion of the International Fund's assets dedicated to a growth strategy. In the future, the Board, on the recommendation of the Adviser, may wish to hire, remove, add or change a sub-adviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment sub-advisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund. In such cases, the Adviser would allocate and, when appropriate, reallocate the Fund's assets among such sub-advisers subject to the general oversight and approval of the Board. Each sub-adviser would have discretionary authority to invest that portion of a Fund's assets assigned to it.

            Under the proposed policy, the Adviser will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of a Fund's assets, and will (i) set each Fund's overall investment strategies, (ii) evaluate, select and recommend sub-advisers to manage all or a part of a Fund's assets, (iii) allocate and, when appropriate, reallocate a Fund's assets among multiple sub-advisers, (iv) monitor and evaluate the performance of the sub-advisers, and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with each Fund's investment objective, policies and restrictions. The Adviser will report its findings on these matters to the Board and will make recommendations regarding sub-advisers based on those findings. The proposed policy would allow the Board to approve the addition of a new sub-adviser or the replacement of an existing sub-adviser without shareholder approval.

REQUEST FOR A SEC EXEMPTIVE ORDER

           On August 25, 2005, the Adviser and the Trusts submitted a request for an Exemptive Order to the SEC exempting the Adviser and the Trusts from the federal securities law requiring shareholder approval of the appointment of sub-advisers (the "Exemptive Order"). The Trusts expect the request to be approved in 2006. If approved, the Exemptive Order will permit the Adviser, with the approval of the Board, to hire, fire, and to enter into and materially amend investment sub-advisory agreements without shareholder approval. The Exemptive Order will also authorize the Adviser, with Board approval, to replace or reinstate sub-advisers with respect to any sub-advisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The Exemptive Order would apply, but not be limited to, the following situations:

o The Adviser recommends that a Fund's assets, or a portion thereof, be managed by one or more investment sub-advisers;

o The Adviser recommends that a sub-adviser be removed and replaced with a different sub-adviser; or

o There is a change of control of a sub-adviser and the Adviser desires to continue to retain the sub-adviser.

            If the Exemptive Order is granted, the Adviser and the Trusts will be subject to several conditions imposed by the SEC to ensure that the interests of the shareholders are adequately protected. Among those conditions, within 90 days of a change to a Fund's sub-advisory arrangements, the Fund will provide shareholders with all information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would have been provided in a proxy statement if shareholder approval had been required.

            Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to the Adviser. The Adviser will continue to pay all sub-advisory fees from the advisory fees it receives from a particular Fund, similar to the payment arrangement already in place with Polaris. The Adviser, directly or through sub-advisers, also will continue to provide the same level of portfolio management and oversight to the Funds.

COMPARISON OF CURRENT AND PROPOSED SELECTION PROCESS FOR SUB-ADVISERS

            Under  both  the  current   process  for  approval  of  sub-advisory
agreements and under the proposed process, any change in a sub-advisory agreement requires approval by the Board. In considering whether to appoint a sub-adviser, the Board will analyze the factors it considers relevant, including, but not limited to:

o   The nature, extent and quality of services provided by a sub-adviser;

o   The extent to which economies of scale will be realized;

o The experience and qualifications of the personnel providing sub-advisory services;

o   The  sub-adviser's   management  structure,   investment   philosophies  and
    processes and current assets under management;

o   The sub-adviser's compliance policies and procedures;

o The sub-adviser's performance, fees, brokerage and trading policies and investment style and processes;

o   Any benefits derived by the sub-adviser from soft dollar arrangements; and

o Other factors that the Board considers relevant to the sub-adviser's performance as an investment adviser.

            Under the current process for approval of sub-advisory agreements, both the Board and shareholders must approve any material change in sub-advisory agreements. Shareholder approval would be eliminated under the proposed process for approval of sub-advisory agreements. If the policy is approved, all sub-advisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board. As presently is the case, under the proposed policy all sub-advisory agreements would be terminable on 60 days notice by the Board, the Adviser, a vote of shareholders, or the sub-adviser without the payment of a penalty by any party.

REQUIRED VOTE

            Approval of Proposal 2 by a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund entitled to vote, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (a) 67 percent or more of the outstanding shares of the Fund represented at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present at the Meeting or represented by proxy, or (b) more than 50 percent of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on Proposal 2. Holders of various classes of shares within a Fund will vote together on Proposal 2. It is possible that shareholders of one or more Funds will approve Proposal 2, while shareholders of the other Funds do not. If Proposal 2 is not approved by shareholders of a Fund, the Board will consider what other action is appropriate based upon the best interests of the shareholders.

           THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION
              OF THE ADVISER, UPON APPROVAL OF THE BOARD, TO ENTER
       INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

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                    OTHER MATTERS TO COME BEFORE THE MEETING
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         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

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                                OTHER INFORMATION
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y"), serves as the Independent Registered Public Accounting Firm of the Trusts. E&Y performs an annual audit of the financial statements of the Trusts and provides other accounting and tax services to the Trusts. The Trusts do not expect any representatives of E&Y to be present at the Meeting.

         AUDIT FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $639,110 and $626,200, respectively, by Allegiant Funds for professional services rendered for the audit of the Trust's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $17,500, respectively, by Allegiant Advantage Fund for professional services rendered for the audit of the Trust's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

         AUDIT-RELATED FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Funds for assurance and related services that are reasonably related to the performance of the audit of the Trust's financial statements and that are not reported above.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Advantage Fund for assurance and related services that are reasonably related to the performance of the audit of the Trust's financial statements and that are not reported above.

         TAX FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $5,500, respectively, by Allegiant Funds for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Advantage Fund for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

         ALL OTHER FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Funds for products and services other than the services reported above.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Advantage Fund for products and services other than the services reported above.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

         Pursuant to the Audit Committee Charter, the Audit Committee shall review and approve proposals for E&Y to provide audit services and permissible non-audit services to the Trusts and any non-audit services provided to any control affiliate of the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts. Pursuant to the Audit Committee Charter, The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Audit Committee. To date, the Audit Committee has not adopted such pre-approval procedures.

         The pre-approval requirement may be waived with respect to the provision of non-audit services if: (i) the aggregate amount of the non-audit services provided constitutes (a) not more than 5% of the total amount of revenues paid by the Trusts to E&Y (in the case of non-audit services provided to the Trusts) or (b) not more than 5% of the total amount of revenues paid by the control affiliate of the Trusts to E&Y (in the case of non-audit services provided to a control affiliate of the Trusts) during the fiscal year in which the non-audit services are provided that would have to be pre-approved by the Audit Committee; (ii) such non-audit services were not recognized by the Adviser or its control affiliate (that provides ongoing services to the Trusts) at the time of the engagement to be non-audit services; and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. For the fiscal years ended May 31, 2004 and May 31, 2005, the Audit Committee approved $0 and $0, respectively of non-audit services pursuant to this de minimus exception with respect to Allegiant Funds and $0 and $0, respectively, with respect to Allegiant Advantage Fund.

         NON-AUDIT FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y did not bill the Trusts for products and services other than those reported above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trusts, as of the Record Date, no current Trustee held 1% or more of the outstanding shares of a Fund, and the officers and Trustees owned, as a group, less than 1% of the outstanding shares of each Trust.

         Listed below are the persons that, to the knowledge of the Trusts, held beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

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                                                     SHARES
FUND NAME AND CLASS/SHAREHOLDER                    OUTSTANDING        PERCENTAGE
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EXPENSES

         The Adviser will bear the expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

SOLICITATION OF PROXIES

         Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser or the Funds' co-administrators, without compensation, or an outside solicitation firm also may solicit by telephone or personal contact.

ADVISER
         Allegiant Asset Management Company serves as each Fund's investment adviser. The Adviser's principal offices are located at 200 Public Square, 5th Floor, Cleveland, Ohio 44114. The Adviser is responsible for the management of the Funds, subject to oversight by the Board.

CO-ADMINISTRATORS

         PFPC Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 and NCB, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114 serve as co-administrators of the Funds. The co-administrators provide accounting and administration services to the Fund.

DISTRIBUTOR

         Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Funds.

SHAREHOLDER PROPOSALS

         The Trusts are not required to hold annual meetings of shareholders. A special meeting of shareholders may be called at any time by the Board or on the written request of shareholders owning 20% of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trusts should send such proposal to Allegiant Funds at P.O. Box 8421, Boston, MA 02266-8421 or Allegiant Advantage Fund at P.O. Box 8163, Boston, MA 02266-8163. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trusts a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

DELIVERY OF PROXY STATEMENT

         The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to Allegiant Funds at P.O. Box 8421, Boston, MA 02266-8421 or by calling toll-free 1-800-622-FUND (3863); or by writing Allegiant Advantage
Fund at P.O. Box 8163, Boston, MA 02266-8163 or by calling toll-free 1-800-364-4890. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Funds directly.


         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                   Timothy L. Swanson, President
                                                                 Allegiant Funds
                                                        Allegiant Advantage Fund
                                                                    May 12, 2006

                                                                       EXHIBIT A
                                ALLEGIANT FUNDS

                            ALLEGIANT ADVANTAGE FUND

                          NOMINATING COMMITTEE CHARTER

         The Nominating Committee ("Committee") of the Board of Trustees of Allegiant Funds and Allegiant Advantage Fund (the "Trusts") shall consist of the independent Trustees of the Trusts ("Independent Trustees"), all of whom are "disinterested" (or independent) as defined is Section 2(a)(19) of the Investment Company Act of 1940 (the "Act"). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as non-interested members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

         In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. Persons selected must also be independent in terms of both the letter and the spirit of the Act. The Committee shall also consider the effect of any relationships beyond those delineated in the Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

         The Committee shall accept and review shareholder nominations for Independent Trustees. The Committee will evaluate the nominees' qualifications for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Independent Trustee may be submitted to the Trust by sending the nomination to the Trust's Secretary. The Secretary will submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

         Any nominations of "interested Trustees" (as defined in Section 2(a)(19) of the Act) may be considered by the entire Board of Trustees.

         Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust's next filing on Form N-CSR.

         The Committee shall meet as requested by the Trust's Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                           VOTE THIS PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

            CALL: To vote by phone, call toll-free 1-888-221-0697

                      and follow the recorded instructions.

                LOG-ON: Vote on the internet at www.proxyweb.com

                       and follow the on-line directions.

          MAIL: Return the signed proxy card in the enclosed envelope.

                                               ALLEGIANT FUNDS AND
                                               ALLEGIANT ADVANTAGE FUND
                                               PROXY FOR A JOINT SPECIAL MEETING
                                               OF SHAREHOLDERS ON MAY 26, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF ALLEGIANT FUNDS AND ALLEGIANT ADVANTAGE FUND (EACH A "TRUST" AND TOGETHER, THE "TRUSTS") and relates to the proposals with respect to the Trusts, for use at a Joint Special Meeting of Shareholders to be held on June 26, 2006 at _:00 _.m. (Eastern Time) in the offices of the Trusts' Co-Administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints David C. Lebisky and Adam J. Shoffner, and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Joint Special Meeting of Shareholders of the Trusts, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Trusts which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Joint Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Joint Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE TRUSTS AND PROXY STATEMENT DATED MAY 12, 2006.

                                                     YOUR VOTE IS IMPORTANT.

                                                IF  YOU   ARE  NOT   VOTING   BY
                                                INTERNET  OR  TELEPHONE,  PLEASE
                                                SIGN AND  DATE  THIS  PROXY  AND
                                                RETURN   IT   PROMPTLY   IN  THE
                                                ENCLOSED ENVELOPE.

                                                               Date:______, 2006

                                                --------------------------------


                                                --------------------------------

                                                Signature  (Joint  Owners) (SIGN
                                                IN THE BOX)

                                                Please sign exactly as name
                                                appears herein. If shares are
                                                held in the name of joint
                                                owners, each should sign.
                                                Attorneys-in-fact, executors,
                                                administrators, etc. should so
                                                indicate. If the shareholder is
                                                a corporation or partnership,
                                                please sign in full corporate or
                                                partnership name by authorized
                                                person.

  [ ] CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

Please  fill in one of the  boxes as shown  using  black or blue ink or number 2
pencil.                                                                    [ X ]
PLEASE DO NOT USE FINE POINT PENS.


This Proxy Card, if properly executed, will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted "FOR" each proposal. This proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Joint Special Meeting.


The Board of Trustees of the Trusts unanimously recommends that you vote FOR the Proposals.



PROPOSALS

Proposal 1:            Re-election of seven (7) existing Trustees and election of three (3) new Trustees.

                       Nominees:  (1) John G. Breen; (2) John F. Durkott; (3) Richard W. Furst; (4) Gerald L.
                       Gherlein; (5) Dale C. LaPorte; (6) Robert D. Neary; (7) Kathleen A. Obert; (8) Timothy L.
                       Swanson; (9) Kelley J. Brennan; and (10) Dorothy A. Berry


                       -----------------------------------------------------------------------------------------
                       INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line above.


                  [ ]  FOR all nominees listed (except as noted in   [ ] WITHHOLD authority to vote for all
                       space provided)                                   nominees listed


                                                                                        FOR     AGAINST     ABSTAIN
Proposal 2:       To authorize Allegiant Asset Management Company,

                  upon approval of the Board of Trustees, to enter into

                  or amend sub-advisory agreements without shareholder                  [ ]       [ ]         [ ]

                  approval. This proposal is subject to receipt of an Exemptive

                  Order from the Securities and Exchange Commission.




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.